UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2007

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17859	02-0430695
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Main Street, P.O. Box 9, Newport, New Hampshire 03773

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

This amended Current Report on Form 8-K is being filed to provide the required interim consolidated financial statements of First Brandon Financial Corporation and the pro forma financial information omitted from the Current Report on Form 8-K filed by New Hampshire Thrift Bancshares, Inc. on June 4, 2007 (the “Initial Form 8-K”). Additionally, this amended Current Report on Form 8-K is being filed to disclose New Hampshire Thrift Bancshares, Inc.’s recent amendment of its Bylaws to increase the size of its Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 30, 2007, New Hampshire Thrift Bancshares, Inc. (“NHTB”), in connection with its recently completed merger with First Brandon Financial Corporation (“FBFC”), amended its Bylaws in order to increase the size of its Board of Directors from eight members to nine members.

The text of the Bylaws amendment increasing the size of the Board of Directors is attached hereto as Exhibit 3.2.1.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of the business acquired

The consolidated financial statements of FBFC for the years ended December 31, 2006, 2005 and 2004 contained in the registration statement on Form S-4 filed with the Securities and Exchange Commission by NHTB on April 4, 2007 are incorporated herein by reference. As reflected by paragraph (a) of Item 9.01 of the Initial Form 8-K, the attached financial information was omitted from the disclosure contained in the Initial Form 8-K. Attached hereto as Exhibit 99.1 and incorporated herein by reference are the

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required interim consolidated financial statements of FBFC for the three months ended March 31, 2007.

(b)	Pro forma financial information

As reflected by paragraph (b) of Item 9.01 of the Initial Form 8-K, the attached financial information was omitted from the disclosure contained in the Initial Form 8-K. Attached hereto as Exhibit 99.2 and incorporated herein by reference is the required pro forma financial information of NHTB for the three months ended March 31, 2007.

(c)	Not applicable.

(d)	The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.2.1	Amendment to the Bylaws of NHTB.

99.1	Interim consolidated financial statements of FBFC for the three months ended March 31, 2007 and 2006 and for December 31, 2006 and March 31, 2007.

99.2	Pro forma financial information of NHTB for the three months ended March 31, 2007 and 2006 and for December 31, 2006 and March 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Hampshire Thrift Bancshares, Inc.

By:	/s/ Stephen W. Ensign
Name:	Stephen W. Ensign
Title:	Chairman, President and Chief Executive Officer

Date: August 10, 2007

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Exhibit Index

Exhibit No.	Description

3.2.1	Amended and Restated By-Laws of NHTB.

99.1	Interim consolidated financial statements of FBFC for the three months ended March 31, 2007 and 2006 and for December 31, 2006 and March 31, 2007.

99.2	Pro forma financial information of NHTB for the three months ended March 31, 2007 and 2006 and for December 31, 2006 and March 31, 2007.

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